Exhibit 10.3

Prepared by and after recording return to: Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. 1800 Republic Centre 633 Chestnut Street Chattanooga, Tennessee 37450-1800 Attention: Susan Elliott Rich

AGREEMENT

This AGREEMENT (the "Agreement") is made as of April 6, 2010, by and between MILLER INDUSTRIES, INC., a Tennessee corporation, APACO, INC., a Delaware corporation, CENTURY HOLDINGS, INC., a Tennessee corporation, CHAMPION CARRIER CORPORATION, a Delaware corporation, CHEVRON, INC., a Pennsylvania corporation, MILLER FINANCIAL SERVICES GROUP, INC., a Tennessee corporation, MILLER/GREENEVILLE, INC., a Tennessee corporation, MILLER INDUSTRIES INTERNATIONAL, INC., a Tennessee corporation, MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation, (singularly and collectively, the “Grantor”), to be indexed as “Grantor” and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, with its principal place of business at 701 Market Street, Chattanooga, Tennessee, (the "Bank"), to be indexed as “Grantee.”

WITNESSETH:

WHEREAS, Grantor and others are obtaining a loan on or about the date hereof from the Bank (the "Loan"), pursuant to the Loan Agreement dated of even date herewith between the Grantor, the Bank and others (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

WHEREAS, as a condition precedent to making the Loan, the Bank has required the Grantor to execute and deliver this Agreement; and

WHEREAS, as a further condition precedent to making the Loan the Bank is requiring this Agreement to be recorded in the real property records maintained in the Register's Office of Mercer County, Pennsylvania to give record notice thereof.

NOW, THEREFORE, in consideration of the premises, the respective representations, covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees:

1.           Capitalized terms used herein and not defined herein, shall have their respective meanings in the Loan Agreement.

2.           It will not create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest, charge or other encumbrance of any kind upon, or any security interest in, Grantor's plant, real property, which is identified on Exhibit “A” attached hereto and made a part hereof (the “Real Estate”), equipment, machinery, accounts receivable, patents or other assets other than Permitted Encumbrances and other liens permitted pursuant to the Loan Agreement which include, without limitation:

(a)         liens for taxes, assessments or similar governmental charges not in default or which are being contested in good faith by appropriate proceedings;

(b)         workmen's, vendors', mechanics' and materialmen's liens and other liens imposed by law incurred in the ordinary course of business, and easements and encumbrances which are not substantial in character or amount and do not materially detract from the value or interfere with the intended use of the properties subject thereto and affected thereby;

(c)         pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money), leases to which any Borrower is a party as lessee made in the ordinary course of business or liens in respect of pledges or deposits under social security laws, worker's compensation laws, unemployment insurance or similar legislation and in respect of pledges or deposits to secure bids, tenders, contracts (other than contracts for the payment of money), leases or statutory obligations;

(d)         any liens and security interests on equipment and machinery securing the financing of that equipment and machinery not exceeding a secured amount of more than $8,000,000.00 in the aggregate;

(e)         any liens related to chassis financing provided by the dealers and/or manufacturers of the chassis;

(f)          zoning restrictions, easements, licenses, or other restrictions on the use of any real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property;

(g)         normal and customary rights of setoff and security interests arising under applicable law (including Section 4-210 of the Uniform Commercial Code) upon deposits of cash in favor of banks or other depository institutions; and

(h)         such other liens and encumbrances to which Bank shall consent in writing.

3.           It will not sell, lease, or otherwise dispose of any such Real Estate other than as permitted pursuant to the Loan Agreement.

(Signatures on Next Page)

MILLER INDUSTRIES, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Executive Vice President and Chief Financial Officer of MILLER INDUSTRIES, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

APACO, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of APACO, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CENTURY HOLDINGS, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CENTURY HOLDINGS, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CHAMPION CARRIER CORPORATION By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CHAMPION CARRIER CORPORATION (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CHEVRON, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CHEVRON, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER FINANCIAL SERVICES GROUP, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the President of MILLER FINANCIAL SERVICES GROUP, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER/GREENEVILLE, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER/GREENEVILLE, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER INDUSTRIES INTERNATIONAL, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER INDUSTRIES INTERNATIONAL, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER INDUSTRIES TOWING EQUIPMENT INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER INDUSTRIES TOWING EQUIPMENT INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

EXHIBIT “A” REGARDING CERTAIN PENNSYLVANIA REAL ESTATE

Being all those parcels of ground situate in the Lackawannock Township, Mercer County, Pennsylvania; and being all parcels 1, 2 and 7 recorded in 88 D.R. 7790, Mercer County Records and being further described as follows:

Beginning at a point at the intersection of the centerline of S.R. #62 and the east line of Chevron East Inc. said point being the northwest corner of the herein described parcel; thence S-89°51'-48"E along the centerline of S.R. #62 for a distance of 246.84 feet; thence along the west line or Murphy S-00'00'00"-W for a distance of 337.05 feet; thence continuing along the west line of Murphy S-13°-30'-00"-E for a distance of 127.30 feet, thence continuing along west line of Murphy N-85°-21'00"-E for a distance of 187.65 feet; thence continuing along the west line of Murphy, S-08°-36'40"-E for a distance of 1241.05 feet; thence along the north line of Kimmel S-77°-02-00"-W for a distance of 241.74 feet; thence along the east line of Linzenbold N-13°-27'-24"-W for a distance of 745.06 feet; thence along the North line of Linzenbold S-76°-40'00"-W for a distance of 149.77 feet; thence along the east line of Chevron East Inc. N-05°-13'-00"-W for a distance of 1041.76 feet to a point in the centerline of S.R. #62 being the true place of beginning for the herein described parcel.

Containing 541,338 square feet of 12.427 acres.